MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST IV
Class A Notes, Series 2000-1

1. This Certificate relates to the Distribution Date occurring on	March 19, 2001

2. Series 2000-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$29,567,069.84

(b) The amount of Available Funds with respect to the Collection Period was equal to	$29,567,069.84

(c) The Liquidated Receivables for the Collection Period was equal to	$7,397,917.31

(d) Net Liquidation Proceeds for the Collection Period was equal to	$3,888,477.29
(i) The annualized net default rate	6.406356%

(e) The principal balance of Series 2000-1 Receivables at the beginning
of the Collection Period was equal to	$668,945,877.86

(f) The principal balance of Series 2000-1 Receivables on the last day
of the Collection Period was equal to	$645,788,342.74

(g) The aggregate outstanding balance of the Series 2000-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$48,574,000.00

(h) The aggregate outstanding balance of the Series 2000-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$14,907,000.00

(i) The aggregate outstanding balance of the Series 2000-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,363,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$1,672,364.69

(k) The Principal Distributable Amount for the Distribution Date was equal to	$15,052,397.83

(l) The Principal Amount Available for the Distribution Date was equal to	$26,674,976.43

(m) The Aggregate Note Principal Balance was equal to	$434,814,820.61

(n) The Aggregate Optimal Note Principal Balance was equal to	$419,762,422.78

(o) The Targeted Credit Enhancement Amount was equal to	$245,399,570.24

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$19,373,650.28

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$3,517,441.31

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$19,373,650.28

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$226,025,919.96

(x) The ending overcollateralization was equal to	$226,025,919.96

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.623000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	47

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00000
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$0.00000

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.090000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	27
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$102.20078
2. Principal Distribution per $1,000	$98.38169
3. Interest Distribution per $1,000	$3.81909

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.850000%
2. Class A-2 principal balance - beginning of period	$102,362,820.61
3. Accrual convention	30/360
4. Days in Interest Period	27
5. Class A-2 interest due	$584,321.10
6. Class A-2 interest paid	$584,321.10
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$102,362,820.61
2. Class A-2 principal - amount due	$15,052,397.83
3. Class A-2 principal - amount paid	$15,052,397.83
4. Class A-2 principal balance - end of period	$87,310,422.78
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	20.799962%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	13.519975%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	13.519975%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.08333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.08333

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.300000%
2. Class A-3 principal balance - beginning of period	$169,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,028,083.33
5. Class A-3 interest paid	$1,028,083.33
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$169,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$169,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	40.260869%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	26.169565%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	39.689540%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.23333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.23333

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.480000%
2. Class A-4 principal balance - beginning of period	$163,452,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,018,850.80
5. Class A-4 interest paid	$1,018,850.80
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$163,452,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$163,452,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	38.939169%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	25.310460%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%